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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 AUGUST 15, 2000

                              COURIER CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 MASSACHUSETTS
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-7597                                          04-2502514
------------------------                    ------------------------------------
(Commission file number)                    (IRS employer identification number)

15 WELLMAN AVENUE, NORTH CHELMSFORD, MA                     01863
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip code)

                                 (978) 251-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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         ITEM 5.  OTHER EVENTS

         On August 15, 2000, Courier Corporation (the "Company") issued a press release announcing that it has signed a definitive agreement to acquire Dover Publications, Inc., a privately held New York publisher of special-interest books, for $39 million in cash. The Company currently expects to complete the acquisition by September 30, 2000.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99.1 - Press Release of Courier Corporation, dated
                        August 15, 2000.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2000                 By: /S/  Robert P. Story, Jr.
                                          --------------------------------------
                                          Name:  Robert P. Story, Jr.
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------
   99.1             Press Release of Courier Corporation, dated August 15, 2000.